Stock Warrants	9 Months Ended
Sep. 30, 2021
Equity [Abstract]
Stock Warrants	Stock Warrants
Public and Private Warrants
Prior to the Merger, Caravel issued 5,166,667 Private Warrants and 5,500,000 Public Warrants. Upon the Closing of the Merger, 2,592,503 Private Warrants were forfeited. Each whole warrant entitles the holder to purchase one share of the Company’s Class A common stock at a price of $11.50 per share, subject to adjustments. The Warrants become exercisable on December 11, 2021 and terminate five years after the Closing.
Once the Public Warrants become exercisable, the Company may redeem the outstanding warrants, in whole and not in part, upon a minimum of 30 days’ prior written notice of redemption (“Redemption Period”).
The Company may redeem the outstanding Public Warrants for cash at a price of $0.01 per warrant if the Reference Value equals or exceeds $18.00 per share. The warrant holders have the right to exercise their outstanding warrants prior to the scheduled redemption date during the Redemption Period at $11.50 per share. If the Company calls the Public Warrants for redemption, the Company will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis”, as described in the warrant agreement. For purposes of the redemption, “Reference Value” shall mean the last reported sales price of the Company’s Class A common stock for any twenty trading days within the thirty trading-day period ending on the third trading day prior to the date on which notice of the redemption is given.
The Private Warrants are identical to the Public Warrants except that the Private Warrants are not transferable, assignable or salable until 30 days after the completion of the Merger, subject to certain limited exceptions. Additionally, the Private Warrants are exercisable on a cashless basis and are non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Warrants are held by someone other than the initial purchasers or their permitted transferees then such warrants will be redeemable by the Company and exercisable by the warrant holders on the same basis as the Public Warrants.
On September 14, 2021, the Company filed a Registration Statement on Form S-1. This Registration Statement relates to, among other things, the registration of the offer and sale of the Private Warrants and the issuance of an aggregate of up to 8,074,164 shares of Class A common stock underlying the Warrants. As of September 30, 2021, there were 8,074,164 Warrants outstanding, and no Warrants had been exercised.
Other Common Stock Warrants
Legacy Rover also issued common stock warrants to various service providers, lenders, and investors, at various points in time, which were subsequently converted to common stock warrants of the Company. Upon consummation of the Merger, each Legacy Rover warrant that was outstanding was assumed by Caravel and converted into a common stock warrant exercisable for Class A common stock equal to the product (rounded down to the nearest whole number) of (1) the number of shares of Legacy Rover capital stock subject to the Legacy Rover warrant immediately prior to the Merger multiplied by (2) the Exchange Ratio. Such warrants have a per share exercise price equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (1) the exercise price per share of Legacy Rover capital stock subject to the Legacy Rover warrant immediately prior to the Merger by (2) the Exchange Ratio, and, except as specifically provided in the Merger Agreement, each warrant continues to be governed by the same terms and conditions (including vesting and exercise terms) as were applicable to the corresponding former Legacy Rover warrant immediately prior to the Merger.
Upon the Closing of the Merger, warrants to purchase 631,000 shares of common stock were net exercised resulting in the issuance of 448,000 shares of Class A common stock.
As of September 30, 2021, there were no other common stock warrants outstanding.